Other Payables and Accrued Liabilities - Schedule of Other Payables and Accrued Liabilities (Details) - USD ($)		Sep. 30, 2025	Sep. 30, 2024
Schedule of Other Payables and Accrued Liabilities [Abstract]
Legal fee payable		$ 270,977	$ 166,693
Accrued payroll		34,933	39,653
Mandatory provident fund payable		386	386
Deposits from private placement	[1]		2,750,000
Others		15,315	229
Total		$ 321,611	$ 2,956,961

[1]	The balance as of September 30, 2024 mainly comprised of a deposit received of US$2.75 million cash from the investors. On September 9, 2024, the Group entered into a Securities Purchase Agreement with certain accredited investors for a private placement offering. The private placement closed on October 14, 2024.